POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Dr. Yung Wong, whose signature appears below, constitutes and appoints Dana E. Messina and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                 /s/ Dr. Yung Wong
                                                     Dr. Yung Wong
                                                     Director


Dated:  November 9, 1990

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Robert Strainere, whose signature appears below, constitutes and appoints Dana E. Messina and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                 /s/ Robert Straniere
                                                     Robert Straniere
                                                     Director


Dated:  November 9, 1990

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that William Berkowitz, whose signature appears below, constitutes and appoints Dana E. Messina and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                 /s/ William Berkowitz
                                                     William Berkowitz
                                                     Director


Dated:  November 9, 1990

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Dr. W. Giles Mellon, whose signature appears below, constitutes and appoints Dana E. Messina and Bernadette
N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                 /s/ Dr. W. Giles Mellon
                                                     Dr. W. Giles Mellon
                                                     Director


Dated:  November 9, 1990